Section 16(a) Beneficial Ownership Reporting Compliance

Based on the Fund's review of Forms 3 and 4 and amendments thereto furnished to the Fund during its most recent fiscal year and Forms 5 and amendments thereto furnished to the Fund with respect to its most recent fiscal year, and any written representation received from a “reporting person” (defined herein as defined in Item 405 of Regulation S-K) that no Form 5 is required, the Fund believes that its directors and officers, any beneficial owners of more than 10% of the Fund's common stock, and any other reporting persons with respect to the Fund complied with the filing requirements of Section 16(a) of the Securities Exchange Act of 1934 except with respect to the following:

Name of Filer	Form Type	Number of Late Reports	Number of Transactions
Roger A. Atkinson	3	1	0